EXHIBIT 10.44

FIRST MODIFICATION TO BUSINESS FINANCING AGREEMENT

This First Modification to Business Financing Agreement (this “Amendment”) is entered into as of October 7, 2020, but is effective as of September 1, 2020, by and among WESTERN ALLIANCE BANK, an Arizona corporation (“Lender”), CHROMADEX CORPORATION, a Delaware corporation, CHROMADEX, INC., a California corporation, CHROMADEX ANALYTICS, INC., a Nevada corporation, and HEALTHSPAN RESEARCH LLC, a Delaware limited liability company (individually and collectively, “Borrower”).

1. DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrower to Lender, Borrower is indebted to Lender pursuant to, among other documents, a Business Financing Agreement, dated November 12, 2019, by and among Borrower and Lender, as may be amended from time to time (the “Business Financing Agreement”). Capitalized terms used without definition herein shall have the meanings assigned to them in the Business Financing Agreement.

Hereinafter, all indebtedness owing by Borrower to Lender shall be referred to as the “Indebtedness” and the Business Financing Agreement and any and all other documents executed by Borrower in favor of Lender shall be referred to as the “Existing Documents”.

2. DESCRIPTION OF EXISTING DEFAULTS. Borrower is currently in default of the Business Financing Agreement for failing to deliver to Lender (A) monthly financial statements for the months ended July 31, 2020 and August 31, 2020 and sell through reports for the months ended November 30, 2019 through August 31, 2020, as required by Section 4.14(b) of the Business Financing Agreement, (B) compliance certificates for the months ended July 31, 2020 and August 31, 2020, as required by Section 4.14(f) of the Business Financing Agreement, and (C) deferred revenue reports for the months ended November 30, 2019 through August 31, 2020, as required by Section 4.14(h) of the Business Financing Agreement (collectively, the “Existing Defaults”). Borrower has requested that Lender waive its rights and remedies against Borrower, limited specifically to the Existing Defaults. Although Lender is under no obligation to do so, Lender is willing to waive the Existing Defaults on the terms and conditions set forth in this Amendment.

3. WAIVER OF EXISTING DEFAULTS. Lender hereby waives Borrower's Existing Defaults under the Business Financing Agreement. Lender's waiver of Borrower's compliance with this covenant shall apply only to the Existing Defaults. Lender's agreement to waive the above-described Existing Defaults (1) in no way shall be deemed an agreement by Lender to waive Borrower's compliance with the any other covenant, and (2) shall not limit or impair Lender’s right to demand strict performance of all other covenants as of any date.

4. DESCRIPTION OF CHANGE IN TERMS.

A. Section 4.14. Sections 4.14(b), (f), (g) and (h) of the Business Financing Agreement are hereby amended by deleting them in their entirety and replacing them with the following:

(b)

No later than thirty (30) days after each Month End (including the last period in each fiscal year) (provided that, if no Advances are outstanding during such month, such period shall be 45 days after the end of such fiscal quarter), monthly (or quarterly if applicable) financial statements of Borrower including a balance sheet, income statement, and statement of cash flows, certified and dated by an authorized financial officer. The statements shall be prepared on a consolidated basis.

(f)

Within thirty (30) days after each Month End (provided that, if no Advances are outstanding during such month, such period shall be 45 days after the end of such fiscal quarter), a compliance certificate of Borrower, signed by an authorized financial officer and setting forth (A) the information and computations (in sufficient detail) to establish compliance with all financial covenants at the end of the period covered by the financial statements then being furnished and (B) whether there existed as of the date of such financial statements and whether there exists as of the date of the certificate, any Default or Event of Default under this Agreement and, if any such Default or Event of Default exists, specifying the nature thereof and the action Borrower is taking and proposes to take with respect thereto.

(g)

Within fifteen (15) days after each Month End (provided that, if no Advances are outstanding during such month, such period shall be 45 days after the end of such fiscal quarter), a roll forward borrowing base certificate substantially in the form attached hereto as Exhibit B, in form and substance satisfactory to Lender, setting forth Eligible Receivables and Receivable Amounts thereof and Eligible Inventory as of the last day of the preceding calendar month (or quarter if applicable) (a “Borrowing Base Certificate”); provided, however, when a Streamline Period is not in effect, Borrower shall also deliver to Lender at the funding of each Advance a Borrowing Base Certificate (except that such Borrowing Base Certificate need not include updates to Eligible Inventory) as of a date no more than three (3) business days from the date of such Advance.

(h)

(i) Within fifteen (15) days after each Month End (provided that, if no Advances are outstanding during such month, such period shall be 45 days after the end of such fiscal quarter), and (ii) when a Streamline Period is not in effect, at the funding of each Advance (as of a date no more than three (3) business days from the date of such Advance), a detailed aging of Borrower’s Receivables by invoice or a detailed aging by Account Debtor, together with payable aging, deferred revenue report, sales and billings journals, cash receipts journals, and such other matters as Lender may reasonably request.

B. Section 4.17(a). Section 4.17(a) of the Business Financing Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

(a)

RML. Borrower shall maintain at all times, tested as of each Month End (provided that, if no Advances are outstanding during such month, such test shall occur at the end of such fiscal quarter), RML of at least four (4) months, provided, that, for any month in which Borrower’s Average EBDAS is at least Zero Dollars ($0), RML shall not be tested.

C. Exhibit A (Compliance Certificate). The Compliance Certificate is amended in its entirety and replaced with the Compliance Certificate in the form of Exhibit A attached hereto.

5. CONSISTENT CHANGES. The Existing Documents are each hereby amended wherever necessary to reflect the changes described above.

6. NO DEFENSES OF BORROWER/GENERAL RELEASE. Borrower agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Indebtedness. Each Borrower (each, a “Releasing Party”) acknowledges that Lender would not enter into this Amendment without Releasing Party’s assurance that it has no claims against Lender or any of Lender’s officers, directors, employees or agents. Except for the obligations arising hereafter under this Amendment, each Releasing Party releases Lender, and each of Lender’s and entity’s officers, directors and employees from any known or unknown claims that Releasing Party now has against Lender of any nature, including any claims that Releasing Party, its successors, counsel, and advisors may in the future discover they would have now had if they had known facts not now known to them, whether founded in contract, in tort or pursuant to any other theory of liability, including but not limited to any claims arising out of or related to the Agreement or the transactions contemplated thereby. Releasing Party waives the provisions of California Civil Code section 1542, which states:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

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The provisions, waivers and releases set forth in this section are binding upon each Releasing Party and its shareholders, agents, employees, assigns and successors in interest. The provisions, waivers and releases of this section shall inure to the benefit of Lender and its agents, employees, officers, directors, assigns and successors in interest. The provisions of this section shall survive payment in full of the Obligations, full performance of all the terms of this Amendment and the Business Financing Agreement, and/or Lender’s actions to exercise any remedy available under the Business Financing Agreement or otherwise.

7. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Indebtedness, Lender is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Documents. Except as expressly modified pursuant to this Amendment, the terms of the Existing Documents remain unchanged and in full force and effect. Lender’s agreement to modifications to the existing Indebtedness pursuant to this Amendment in no way shall obligate Lender to make any future modifications to the Indebtedness. Nothing in this Amendment shall constitute a satisfaction of the Indebtedness. It is the intention of Lender and Borrower to retain as liable parties all makers and endorsers of Existing Documents, unless the party is expressly released by Lender in writing. No maker, endorser, or guarantor will be released by virtue of this Amendment. The terms of this paragraph apply not only to this Amendment, but also to any subsequent Business Financing Agreement modifications.

8. NOTICE OF FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES, (B) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (C) THIS WRITTEN AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

9. COUNTERSIGNATURE. This Amendment shall become effective only when executed by Lender and Borrower.

[Signature Page Follows].

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IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement on the day and year above written.

BORROWER:

CHROMADEX CORPORATION, A DELAWARE CORPORATION

By /s/ Kevin Farr

Name: Kevin Farr

Title: Chief Financial Officer

CHROMADEX, INC., A CALIFORNIA CORPORATION

By /s/ Kevin Farr

Name: Kevin Farr

Title: Chief Financial Officer

CHROMADEX ANALYTICS, INC., A NEVADA CORPORATION

By /s/ Kevin Farr

Name: Kevin Farr

Title: Chief Financial Officer

HEALTHSPAN RESEARCH LLC, A DELAWARE LIMITED LIABILITY COMPANY

By /s/ Kevin Farr

Name: Kevin Farr

Title: Chief Financial Officer

Address for Notices: c/o Chromadex Corporation 10900 Wilshire Blvd., Suite 600 Los Angeles, California 90024 Email: Attn:

[Signature Page to First Modification to Business Financing Agreement]

LENDER:

WESTERN ALLIANCE BANK, AN ARIZONA CORPORATION By /s/ Darin Cunningham Name: Darin Cunningham Title: Vice President

Address for Notices: WESTERN ALLIANCE BANK 600 Anton Blvd., Suite 150 Costa Mesa, CA 92626 Email: Darin Cunningham Attn: darin.cunningham@bridgebank.com

[Signature Page to First Modification to Business Financing Agreement]

EXHIBIT A

COMPLIANCE CERTIFICATE

TO:	WESTERN ALLIANCE BANK, an Arizona corporation (the “Lender”)

FROM:	CHROMADEX CORPORATION, CHROMADEX, INC., CHROMADEX ANALYTICS, INC., and HEALTHSPAN RESEARCH LLC (collectively, “Borrower”)

The undersigned authorized officer of Borrower hereby certifies that in accordance with the terms and conditions of the Business Financing Agreement among Borrower and Lender (the “Agreement”), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required		Complies

Monthly financial statements (consolidated) with Compliance Certificate	Monthly within 30 days (quarterly within 45 days if no advances outstanding)		Yes	No
Annual financial statements (CPA Audited)	FYE within 180 days		Yes	No
Borrowing Base Certificates, A/R & A/P Agings, sales or billings journal, cash receipts report, deferred revenue report, and inventory report	Monthly within 15 days (quarterly within 45 days if no advances outstanding) and, when a Streamline Period is not in Effect, at the date of each Advance (other than inventory reports)		Yes	No
Board approved budget	FYE within 60 days and as amended/updated		Yes	No

Financial Covenant	Required	Actual	Complies

RML (monthly if Advances are outstanding, quarterly if no Advances outstanding)	4 months		Yes	No

Unrestricted cash at Lender (monthly)	$3,000,000		Yes	No

Streamline Threshold	Required	Actual		Complies

RML (monthly)	6 months		Yes	No

Exhibit A-1

Comments Regarding Exceptions: See Attached.		BANK USE ONLY

Received by:
Sincerely,		AUTHORIZED SIGNER

CHROMADEX CORPORATION		Date:

___________________________________________		Verified:
SIGNATURE		AUTHORIZED SIGNER

___________________________________________		Date:
TITLE
	Compliance Status	Yes	No
___________________________________________
DATE CHROMADEX, INC.

___________________________________________
SIGNATURE

___________________________________________
TITLE

___________________________________________
DATE CHROMADEX ANALYTICS, INC.

___________________________________________
SIGNATURE

___________________________________________
TITLE

___________________________________________
DATE HEALTHSPAN RESEARCH LLC

___________________________________________
SIGNATURE

___________________________________________
TITLE

Exhibit A-2